October 27, 2008

                         RAM CAPITAL APPRECIATION FUND

               Supplement to the Prospectus dated March 31, 2008

Effective immediately, the RAM Capital Appreciation Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase.

The Fund's Board of Trustees has approved the mandatory redemption of all of the Fund's shares and the liquidation of the Fund as being in the best interests of the Fund and its shareholders. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about November 26, 2008.

Shareholders may continue to freely redeem their shares on each business day during the Fund's liquidation process. As part of this process, all of the Fund's portfolio securities will be liquidated in an orderly manner before November 26, 2008. As a result, the Fund's normal exposure to equity investments will be reduced and eventually eliminated and shareholders should not expect the Fund to achieve its stated investment objective.

As noted above, the Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about November 26, 2008. Any shareholder remaining in the Fund on such date will receive the net asset value per share for all shares owned on such date and such proceeds will be mailed to the shareholder's address of record.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an Individual Retirement Account (IRA) or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to November 26, 2008, a direct transfer of their retirement account assets to another tax-deferred retirement account. Any assets held in such an account on November 26, 2008 will be liquidated at that day's net asset value and mailed to the shareholder's address of record or to another address as directed by the shareholder. Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder's taxable income for the current tax year.

   If you have any questions regarding the Fund, please call 1-888-884-8099.

          Investors Should Retain This Supplement for Future Reference
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